SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 3, 2003

(Date of earliest event reported)

U S Liquids Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13259	76-0519797

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

411 N. Sam Houston Parkway East, Suite 400, Houston, Texas	77060-3545

(Address of principal executive offices)	(Zip Code)

(281) 272-4500

Registrant’s telephone number, including area code

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press Release of U S Liquids Inc., dated July 3, 2003.

Item 9. Regulation FD Disclosure.

     The following information and Exhibit 99.1 are furnished pursuant to Item 12 “Disclosure of Results of Operations and Financial Condition” and are being presented under Item 9 “Regulation FD Disclosure” in accordance with SEC Release No. 33-8216.

     On July 3, 2003, U S Liquids Inc. issued a press release announcing, among other things, its financial results for the quarter ended March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U S LIQUIDS INC.

Date: July 3, 2003	By:	/s/ William M. DeArman William M. DeArman, Chief Executive Officer

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Press Release of U S Liquids Inc., dated July 3, 2003.